EXHIBIT 32.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF MAXXZONE.COM, INC.

In connection with the accompanying Annual Report on Form 10-KSB of maxxZone.com, Inc. for the year ended December 31, 2003, the undersigned, Roland Becker, President, Chief Executive Officer and director, and principal financial officer, of maxxZone.com corporation, does hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of maxxZone.com, Inc.

Date: March 28, 2004

                                          /s/ Roland Becker
                                          -----------------------------------
                                          Roland Becker
                                          President and CEO
                                          principal financial officer